UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21593

Kayne Anderson MLP Investment Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson MLP Investment Company (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2012 is attached below.

MLP Investment Company

KYN Semi-Annual Report

May 31, 2012

Help Your Investment Grow With Kayne Anderson’s Dividend Reinvestment Plan

Many of our shareholders are already enrolled in our Dividend Reinvestment Plan (the “DRIP Plan”), but we would like to make sure that all shareholders are aware of this opportunity.

Q&A

What is the dividend reinvestment plan?

The DRIP Plan offers you a quick and simple way to reinvest your distributions into additional shares of Kayne Anderson MLP Investment Company (“KYN”). Participation would help you increase your investment in KYN over time at below market prices.

How do participating shareholders benefit?

—	The DRIP Plan enables you to automatically reinvest distributions received from KYN.

—	Participants in the DRIP Plan will receive newly-issued shares at a share price equal to 95% of the closing price of the fund’s common stock one day prior to the distribution payment date.

—	As a result of participating in the DRIP Plan, participants will receive a distribution that is effectively 5% higher (as outlined in the example below).

Example: Let’s say that you own 100 shares of KYN and that the fund will pay a distribution of $0.50 per share on July 20th. You would thus receive $50 in cash distributions. On July 19th (the day before the payable date), the closing price for KYN’s common stock is $26.32 per share. The DRIP price is 95% of this amount, or $25.00 per share. Under the DRIP Plan, you would receive 2.0 shares of KYN’s common stock in lieu of a $50 cash distribution (which is calculated as $50 in distributions divided by the $25.00 per share DRIP price). Using KYN’s market price ($26.32 per share) on that date, your effective distribution is $52.64, which is 5% higher than what you would receive in cash.

Why is the Plan more advantageous than my broker’s dividend reinvestment plan?

Some brokerage firms may offer to reinvest your distributions in additional shares of KYN. However, the brokerage firms will receive the cash distributions from us and then immediately purchase shares in the open market at 100% of the market price, thus missing out on the 5% discount to the market price.

Example: Continuing with the example above, assume the share price on July 20th (the payment date for the distribution) is also $26.32. With the broker’s reinvestment plan you would receive only 1.9 shares of KYN’s common stock (which is calculated as $50 in cash distributions received divided by the $26.32 share price). With the DRIP Plan, you would have received 2.0 shares or $2.64 more.

Can I purchase shares outright through the DRIP Plan?

The Plan applies only to the reinvestment of distributions on shares you already own. The DRIP Plan may not be used to make a new investment in the fund.

How to enroll

1.	If you hold your shares through a broker (as most people do):

a.	Call or write your broker to say that you want to switch immediately to KYN’s DRIP Plan for your shares. If you have problems getting your broker to switch, please call our Investor Relations department toll-free at 1-877-657-3863.

b.	If your broker does not participate in KYN’s DRIP Plan, you may find it advantageous to transfer your shares directly to KYN’s transfer agent (American Stock Transfer & Trust Company)(“AST”) so that you can participate in our DRIP Plan. To do this, please contact AST to say that you want to transfer your shares to AST and enroll in KYN’s DRIP Plan:

American Stock Transfer & Trust Company, LLC

Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (888) 888-0317

2.	If you hold your shares directly with KYN’s transfer agent, call or write the transfer agent to say that you want to switch to KYN’s DRIP Plan:

American Stock Transfer & Trust Company, LLC

Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (888) 888-0317

Questions?

If you have additional questions, please call our Investor Relations department toll-free at 1-877-657-3863.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson MLP Investment Company (“the Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson MLP Investment Company is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in energy-related master limited partnerships and their affiliates (“MLPs”) and in other companies that operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”).

As of May 31, 2012, we had total assets of $4.0 billion, net assets applicable to our common stock of $2.2 billion (net asset value per share of $26.38), and 83.1 million shares of common stock outstanding.

Our investments are principally in equity securities issued by MLPs, but we also invest in debt securities of MLPs and debt/equity securities of Midstream Energy Companies. As of May 31, 2012, we held $3.9 billion in equity investments and $52.5 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2012

Investment Income.    Investment income totaled $9.1 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. Interest and other income was $1.4 million, and we received $57.2 million of cash dividends and distributions, of which $49.5 million was treated as return of capital during the quarter. During the quarter, we received $8.1 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $29.8 million, including $14.2 million of investment management fees, $9.9 million of interest expense (including non-cash amortization of debt issuance costs of $0.4 million), and $0.6 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $5.1 million (including non-cash amortization of $0.3 million and a $0.5 million redemption payment associated with the repurchase of a portion of Series A mandatory redeemable preferred stock).

Net Investment Loss.    Our net investment loss totaled $14.4 million and included a deferred income tax benefit of $6.2 million.

Net Realized Gains.    We had net realized gains from our investments of $14.9 million, net of $8.7 million of deferred tax expense.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $264.8 million. The net change consisted of $420.2 million of unrealized losses from investments and a deferred tax benefit of $155.4 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $264.3 million. This decrease was comprised of a net investment loss of $14.4 million; net realized gains of $14.9 million; and net change in unrealized losses of $264.8 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) deferred income tax expense/benefit on net investment income/loss.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$57.2
Paid-In-Kind Dividends	8.1
Interest and Other Income	1.4
Net Premiums Received from Call Options Written	0.7

Total Distributions and Other Income from Investments	67.4
Expenses
Investment Management Fee	(14.2)
Other Expenses	(0.6)

Total Management Fee and Other Expenses	(14.8)
Interest Expense	(9.5)
Preferred Stock Distributions	(4.3)
Income Tax Benefit	6.2

Net Distributable Income (NDI)	$45.0

Weighted Shares Outstanding	83.0
NDI per Weighted Share Outstanding	$0.543

Distributions paid per Common Share(1)	$0.5275

(1)	The distribution of $0.5275 per share for the second quarter of fiscal 2012 was paid to common stockholders on July 13, 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months; and

•	Realized and unrealized gains generated by the portfolio.

On June 13, 2012, we declared a quarterly distribution of $0.5275 per common share for the fiscal second quarter (a total distribution of $43.8 million). The distribution represents an increase of 1.9% from the prior quarter’s distribution and an increase of 6.0% from the distribution for the quarter ended May 31, 2011. The distribution was paid on July 13, 2012 to common stockholders of record on July 5, 2012.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI. Interest or dividend premiums paid associated with the redemption of senior unsecured notes or preferred stock are included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but excluded from our calculation of NDI.

•

NDI also includes recurring payments (or receipts) on interest rate swap contracts (excluding termination payments) whereas for GAAP purposes, these amounts are included in the realized gains/losses section of the Statement of Operations.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2012 of $1,273 million was comprised of $890.0 million of senior unsecured notes (“Senior Notes”), $374.0 million of mandatory redeemable preferred stock and $9.0 million outstanding under our senior unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 32% of total assets at May 31, 2012. As of July 23, 2012, we had $18.0 million borrowed under our Credit Facility, and we had $1.9 million of cash.

KAYNE ANDERSON MLP INVESTMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At May 31, 2012, the Credit Facility had a $200.0 million commitment and matures on June 11, 2013. During the fiscal second quarter, we increased the size of our Credit Facility from $175.0 million to $200.0 million by adding a new lender to the syndicate. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At May 31, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 385% and 272% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 375%, but at times may be above or below our target depending on market conditions.

On May 3, 2012, we completed a private placement of $175.0 million of Senior Notes. Net proceeds from the offering were used to repay borrowings under our Credit Facility, to refinance the Series I Senior Notes ($60.0 million), to make new portfolio investments and for general corporate purposes. On March 21, 2012, we completed a public offering of Series E mandatory redeemable preferred stock (“Series E MRP Shares”) for $120.0 million. Net proceeds of the Series E MRP Shares offering were used to repay borrowings under the Credit Facility and to purchase $6.0 million of our Series A mandatory redeemable preferred stock. We had $890.0 million of Senior Notes outstanding at May 31, 2012. The Senior Notes mature between 2013 and 2022. As of the same date, we had $374.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption at various dates from 2017 through 2020.

As of May 31, 2012, our total leverage consisted of both fixed rate (87%) and floating rate (13%) obligations. At such date, the weighted average interest rate on our total leverage was 4.3%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments* as of
Holding	Sector	May 31, 2012	November 30, 2011
1. Enterprise Products Partners L.P.	Midstream MLP	9.3%	9.3%
2. Kinder Morgan Management, LLC	MLP Affiliate	7.2	7.4
3. Plains All American Pipeline, L.P.	Midstream MLP	6.8	5.3
4. MarkWest Energy Partners, L.P.	Midstream MLP	5.4	5.6
5. Regency Energy Partners LP	Midstream MLP	4.2	4.1
6. Energy Transfer Equity, L.P.	General Partner MLP	4.0	3.8
7. Magellan Midstream Partners, L.P.	Midstream MLP	3.9	4.4
8. Williams Partners L.P.	Midstream MLP	3.9	4.6
9. El Paso Pipeline Partners, L.P.	Midstream MLP	3.9	3.5
10. ONEOK Partners, L.P.	Midstream MLP	3.4	3.3

*	Includes cash and repurchase agreement (if any).

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 180.2%
Equity Investments(1) — 177.8%
Midstream MLP(2) —122.6%
Boardwalk Pipeline Partners, LP	1,089	$28,260
Buckeye Partners, L.P.	1,542	73,292
Buckeye Partners, L.P. — Class B Units(3)(4)	883	38,721
Chesapeake Midstream Partners, L.P.	2,096	52,468
Copano Energy, L.L.C.	1,453	38,952
Crestwood Midstream Partners LP	2,439	61,598
Crestwood Midstream Partners LP — Class C Units(3)(4)	1,154	27,249
Crosstex Energy, L.P.	312	4,857
DCP Midstream Partners, LP	2,361	92,875
El Paso Pipeline Partners, L.P.	4,676	153,432
Enbridge Energy Partners, L.P.	4,050	118,407
Energy Transfer Partners, L.P.	1,266	54,913
Enterprise Products Partners L.P.	7,612	371,164
Global Partners LP	1,974	42,747
Holly Energy Partners, L.P.	336	19,031
Inergy, L.P.	3,510	60,131
Inergy Midstream, L.P.	1,064	22,185
Magellan Midstream Partners, L.P.	2,279	156,848
MarkWest Energy Partners, L.P.(5)	4,442	212,942
Niska Gas Storage Partners LLC	1,748	20,764
NuStar Energy L.P.	400	20,900
ONEOK Partners, L.P.	2,456	134,099
PAA Natural Gas Storage, L.P.	876	15,730
Penn Virginia Resource Partners, L.P.(5)	3,093	71,788
Penn Virginia Resource Partners, L.P. — Unregistered(3)(5)	1,401	29,847
Plains All American Pipeline, L.P.(5)	3,426	269,036
Regency Energy Partners LP	7,684	165,357
Rose Rock Midstream, L.P.	315	7,489
Spectra Energy Partners, L.P.	596	18,588
Targa Resources Partners L.P.(6)	1,780	69,808
TC PipeLines, LP	113	4,629
Tesoro Logistics LP	365	11,499
Transmontaigne Partners L.P.	203	6,395
Western Gas Partners L.P.	1,227	54,105
Williams Partners L.P.	2,958	156,472

		2,686,578

MLP Affiliate(2) — 16.2%
Enbridge Energy Management, L.L.C.(4)	2,147	66,969
Kinder Morgan Management, LLC(4)	4,050	287,649

		354,618

General Partner MLP (2) — 11.0%
Alliance Holdings GP L.P.	1,903	79,090
Energy Transfer Equity, L.P.	4,425	160,742
NuStar GP Holdings, LLC	45	1,440

		241,272

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Shipping MLP — 9.5%
Capital Product Partners L.P.			2,841	$20,767
Navios Maritime Partners L.P.			1,876	25,420
Teekay LNG Partners L.P.			1,904	71,053
Teekay Offshore Partners L.P.			3,263	90,395

				207,635

Midstream — 9.3%
Kinder Morgan, Inc.			1,015	34,693
Kinder Morgan, Inc. — Warrants(7)(8)			795	1,812
ONEOK, Inc.			643	53,321
Plains All American GP LLC — Unregistered(3)(5)			24	47,538
Targa Resources Corp.			301	13,364
The Williams Companies, Inc.			1,725	52,673

				203,401

Upstream MLP & Income Trust — 5.3%
BreitBurn Energy Partners L.P.			1,937	32,161
Chesapeake Granite Wash Trust			479	9,331
Legacy Reserves L.P.			535	13,212
LRR Energy, L.P.			308	4,463
Memorial Production Partners LP			339	5,811
Mid-Con Energy Partners, LP			537	10,813
Pacific Coast Oil Trust			500	8,415
SandRidge Mississippian Trust II			333	6,741
SandRidge Permian Trust			893	17,801
VOC Energy Trust			344	6,558

				115,306

Other MLP — 3.4%
Exterran Partners, L.P.			2,878	56,782
PetroLogistics LP(9)			1,350	18,900

				75,682

Coal MLP & Other — 0.5%
Alliance Resource Partners, L.P.			156	8,899
Clearwater Trust(3)(5)(10)			N/A	2,520

				11,419

Total Equity Investments (Cost — $2,627,544)				3,895,911

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 2.4%
Midstream — 2.1%
Crestwood Midstream Partners LP	7.750%	4/1/19	$11,750	11,897
Niska Gas Storage Partners LLC	8.875	3/15/18	29,000	27,767
Penn Virginia Resource Partners, L.P.(5)	8.250	4/15/18	6,250	6,281

				45,945

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Upstream — 0.3%
BreitBurn Energy Partners L.P.	7.875%	4/15/22	$2,250	$2,216
EP Energy LLC	9.375	5/1/20	4,250	4,362

				6,578

Total Energy Debt Investments (Cost — $52,005)				52,523

Total Long-Term Investments (Cost — $2,679,549)				3,948,434

			No. of Contracts
Liabilities
Call Option Contracts Written(7)
Midstream
Targa Resources Partners L.P., call option expiring 6/15/12 @ $43.00 (Premiums Received — $64)			1,000	(5)

Credit Facility				(9,000)
Senior Unsecured Notes				(890,000)
Mandatory Redeemable Preferred Stock at Liquidation Value				(374,000)
Deferred Tax Liability				(492,643)
Other Liabilities				(39,704)

Total Liabilities				(1,805,352)
Other Assets				47,917

Total Liabilities in Excess of Other Assets				(1,757,435)

Net Assets Applicable to Common Stockholders				$2,190,999

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Includes limited liability companies.

(3)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(4)	Distributions are paid-in-kind.

(5)	The Company believes that it is an affiliate of the Clearwater Trust, MarkWest Energy Partners, L.P., Penn Virginia Resource Partners, L.P., Plains All American Pipeline, L.P. and Plains All American GP LLC. See Note 5 — Agreements and Affiliations.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	Security is non-income producing.

(8)	Each warrant entitles the holder to purchase one Kinder Morgan, Inc. common unit for $40.00 until May 25, 2017.

(9)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(10)	The Company owns an interest in the Creditors Trust of Miller Bros. Coal, LLC (“Clearwater Trust”) consisting of a coal royalty interest. See Notes 5 and 7 in Notes to Financial Statements.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,350,445)	$3,314,763
Affiliated (Cost — $329,104)	633,671

Total investments (Cost — $2,679,549)	3,948,434
Cash	22,807
Deposits with brokers	261
Receivable for securities sold	11,686
Interest, dividends and distributions receivable	946
Deferred debt issuance and preferred stock offering costs and other assets	12,217

Total Assets	3,996,351

LIABILITIES
Credit facility	9,000
Payable for securities purchased	8,762
Investment management fee payable	14,181
Accrued directors’ fees and expenses	81
Call option contracts written (Premiums received — $64)	5
Accrued expenses and other liabilities	16,680
Deferred tax liability	492,643
Senior unsecured notes	890,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (14,960,000 shares issued and outstanding)	374,000

Total Liabilities	1,805,352

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,190,999

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (83,060,342 shares issued and outstanding, 184,800,000 shares authorized)	$83
Paid-in capital	1,543,924
Accumulated net investment loss, net of income taxes, less dividends	(380,870)
Accumulated realized gains on investments, options, and interest rate swap contracts, net of income taxes	231,673
Net unrealized gains on investments and options, net of income taxes	796,189

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,190,999

NET ASSET VALUE PER COMMON SHARE	$26.38

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$47,716	$91,227
Affiliated investments	9,528	17,628

Total dividends and distributions	57,244	108,855
Return of capital	(49,528)	(94,538)

Net dividends and distributions	7,716	14,317
Interest and other income	1,406	2,218

Total Investment Income	9,122	16,535

Expenses
Investment management fees	14,179	27,512
Administration fees	203	414
Professional fees	151	288
Custodian fees	114	216
Reports to stockholders	85	186
Directors’ fees and expenses	79	169
Insurance	53	106
Other expenses	(94)	178

Total Expenses — Before Interest Expense, Preferred Distributions and Taxes	14,770	29,069
Interest expense and amortization of debt issuance costs	9,904	18,845
Distributions on mandatory redeemable preferred stock and amortization of offering costs	5,086	8,645

Total Expenses — Before Taxes	29,760	56,559

Net Investment Loss — Before Taxes	(20,638)	(40,024)
Deferred tax benefit	6,219	12,075

Net Investment Loss	(14,419)	(27,949)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	25,605	57,240
Investments — affiliated	(29)	1,532
Options	649	1,005
Payments on interest rate swap contracts	(2,606)	(2,606)
Deferred tax expense	(8,739)	(21,153)

Net Realized Gains	14,880	36,018

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(359,150)	(35,447)
Investments — affiliated	(61,094)	28,614
Options	21	(34)
Deferred tax expense	155,483	2,541

Net Change in Unrealized Losses	(264,740)	(4,326)

Net Realized and Unrealized Gains (Losses)	(249,860)	31,692

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(264,279)	$3,743

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment loss, net of tax	$(27,949)		$(49,953)
Net realized gains, net of tax	36,018		110,193
Net change in unrealized gains (losses), net of tax	(4,326)		91,626

Net Increase in Net Assets Resulting from Operations	3,743		151,866

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(17,147	)(2)	(89,963	)(3)
Distributions — return of capital	(64,054	)(2)	(51,663	)(3)

Dividends and Distributions to Common Stockholders	(81,201)		(141,626)

CAPITAL STOCK TRANSACTIONS
Issuance of common stock offerings of 7,500,000 and 5,700,000 shares of common stock, respectively	236,325		174,306
Underwriting discounts and offering expenses associated with the issuance of common stock	(9,812)		(7,322)
Issuance of 430,133 and 958,808 newly issued shares of common stock from reinvestment of dividends and distributions, respectively	12,341		26,488

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	238,854		193,472

Total Increase in Net Assets Applicable to Common Stockholders	161,396		203,712

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	2,029,603		1,825,891

End of period	$2,190,999		$2,029,603

(1)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies. The Company estimates that the distribution in the amount of $8,214 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2012 will be a dividend (ordinary income). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $11,451 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2011, were characterized as qualified dividend income. This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2012 as either a dividend (eligible to be treated as qualified dividend income) or distributions (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the period will not be determined until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2011 as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,743
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net deferred tax expense	6,537
Return of capital distributions	94,538
Net realized gains	(57,171)
Net unrealized losses	6,867
Accretion of bond discounts, net	(58)
Purchase of long-term investments	(863,108)
Proceeds from sale of long-term investments	394,065
Decrease in deposits with brokers	13
Increase in receivable for securities sold	(10,434)
Increase in interest, dividends and distributions receivable	(63)
Amortization of deferred debt issuance costs	921
Amortization of mandatory redeemable preferred stock issuance costs	431
Decrease in other assets, net	67
Increase in payable for securities purchased	80
Increase in investment management fee payable	2,267
Increase in accrued directors’ fees and expenses	2
Decrease in call option contracts written, net	(57)
Decrease in accrued expenses and other liabilities	(1,229)

Net Cash Used in Operating Activities	(422,589)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	9,000
Issuance of shares of common stock, net of offering costs	226,513
Proceeds from offering of senior unsecured notes	175,000
Proceeds from issuance on mandatory redeemable preferred stock	120,000
Redemption of senior unsecured notes	(60,000)
Redemption of mandatory redeemable preferred stock	(6,000)
Costs associated with issuance of credit facility	(75)
Costs associated with issuance of senior unsecured notes	(1,411)
Costs associated with issuance of mandatory redeemable preferred stock	(2,600)
Cash distributions paid to common stockholders	(68,861)

Net Cash Provided by Financing Activities	391,566

NET DECREASE IN CASH	(31,023)
CASH — BEGINNING OF PERIOD	53,830

CASH — END OF PERIOD	$22,807

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $12,340 pursuant to the Company’s dividend reinvestment plan.

During the six months ended May 31, 2012, interest paid was $18,999 and there were no income taxes paid.

The Company received $15,076 paid-in-kind dividends during the six months ended May 31, 2012. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period September 28, 2004(1) through November 30, 2004
			2011	2010	2009	2008	2007	2006	2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$27.01		$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91	$23.70	(3)
Net investment income/(loss)(4)	(0.35)		(0.69)	(0.44)	(0.33)	(0.73)	(0.73)	(0.62)	(0.17)	0.02
Net realized and unrealized gain/(loss)	0.73		2.91	8.72	7.50	(12.56)	3.58	6.39	2.80	0.19

Total income/(loss) from operations	0.38		2.22	8.28	7.17	(13.29)	2.85	5.77	2.63	0.21

Auction rate preferred dividends(4)(5)	—		—	—	—	—	(0.10)	—	(0.05)	—
Auction rate preferred distributions — return of capital(5)	—		—	—	(0.01)	(0.10)	—	(0.10)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	(0.01)	(0.10)	(0.10)	(0.10)	(0.05)	—

Common dividends(5)	(0.22)		(1.26)	(0.84)	—	—	(0.09)	—	(0.13)	—
Common distributions — return of capital(5)	(0.81)		(0.72)	(1.08)	(1.94)	(1.99)	(1.84)	(1.75)	(1.37)	—

Total dividends and distributions — common	(1.03)		(1.98)	(1.92)	(1.94)	(1.99)	(1.93)	(1.75)	(1.50)	—

Underwriting discounts and offering costs on the issuance of auction rate preferred stock	—		—	—	—	—	—	—	(0.03)	—
Effect of issuance of common stock	0.02		0.09	0.16	0.12	—	0.26	—	0.11	—
Effect of shares issued in reinvestment of dividends and distributions	—		0.01	0.02	0.05	0.04	0.01	—	—	—

Total capital stock transactions	0.02		0.10	0.18	0.17	0.04	0.27	—	0.08	—

Net asset value, end of period	$26.38		$27.01	$26.67	$20.13	$14.74	$30.08	$28.99	$25.07	$23.91

Market value per share of common stock, end of period	$28.99		$28.03	$28.49	$24.43	$13.37	$28.27	$31.39	$24.33	$24.90

Total investment return based on common stock market value(6)	7.2	%(7)	5.6%	26.0%	103.0%	(48.8)%	(4.4)%	37.9%	3.7%	(0.4	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period September 28, 2004(1) through November 30, 2004
			2011	2010	2009	2008	2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,190,999		$2,029,603	$1,825,891	$1,038,277	$651,156	$1,300,030	$1,103,392	$932,090	$792,836
Ratio of expenses to average net assets
Management fees	2.4%		2.4%	2.1%	2.1%	2.2%	2.3%	3.2%	1.2%	0.8%
Other expenses	0.2		0.2	0.2	0.4	0.3	0.2	0.2	0.3	0.4

Subtotal	2.6		2.6	2.3	2.5	2.5	2.5	3.4	1.5	1.2
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4		2.3	1.9	2.5	3.4	2.3	1.7	0.8	0.0
Income tax expense	0.5		4.8	20.5	25.4	— (9)	3.5	13.8	6.4	3.5

Total expenses	5.5%		9.7%	24.7%	30.4%	5.9%	8.3%	18.9%	8.7%	4.7%

Ratio of net investment income/(loss) to average net assets(4)	(2.5)%		(2.5)%	(1.8)%	(2.0)%	(2.8)%	(2.3)%	(2.4)%	(0.7)%	0.5%
Net increase/(decrease) in net assets to common stockholders resulting from operations to average net assets	0.2	%(7)	7.7%	34.6%	43.2%	(51.2)%	7.3%	21.7%	10.0%	0.9	%(7)
Portfolio turnover rate	9.9	%(7)	22.3%	18.7%	28.9%	6.7%	10.6%	10.0%	25.6%	11.8	%(7)
Average net assets	$2,275,966		$1,971,469	$1,432,266	$774,999	$1,143,192	$1,302,425	$986,908	$870,672	$729,280
Senior unsecured notes outstanding, end of period	890,000		775,000	620,000	370,000	304,000	505,000	320,000	260,000	—
Credit facility outstanding, end of period	9,000		—	—	—	—	97,000	17,000	—	—
Auction rate preferred stock, end of period	—		—	—	75,000	75,000	75,000	75,000	75,000	—
Mandatory redeemable preferred stock, end of period	374,000		260,000	160,000	—	—	—	—	—	—
Average shares of common stock outstanding	79,173,181		72,661,162	60,762,952	46,894,632	43,671,666	41,134,949	37,638,314	34,077,731	33,165,900
Asset coverage of total debt(10)	385.3%		395.4%	420.3%	400.9%	338.9%	328.4%	449.7%	487.3%	—
Asset coverage of total leverage (debt and preferred stock)(11)	272.1%		296.1%	334.1%	333.3%	271.8%	292.0%	367.8%	378.2%	—
Average amount of borrowings per share of common stock during the period(2)	$10.79		$10.09	$7.70	$6.79	$11.52	$12.14	$8.53	$5.57	—

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.25 per share and offering costs of $0.05 per share.

(4)	Distributions on the Company’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2012 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to preferred stockholders and common stockholders as either a dividend (eligible to be treated as qualified dividend) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $339,991 (29.7% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the credit facility is considered a senior security representing indebtedness.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson MLP Investment Company (the “Company”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of its net assets plus any borrowings (“total assets”) in energy-related master limited partnerships and their affiliates (collectively, “MLPs”), and in other companies that, as their principal business, operate assets used in the gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, “Midstream Energy Companies”). The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value —  The Company determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Company calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At May 31, 2012, the Company held 6.7% of its net assets applicable to common stockholders (3.7% of total assets) in securities valued at fair value, as determined pursuant to procedures adopted by the Board of Directors, with fair value of $145,875. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions, subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2012, the Company did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company’s short sales, if any, are fully collateralized. The Company is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Company is liable for any dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Company enters into a short sale “against the box,” the Company would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2012, the Company did not engage in any short sales.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

H. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Company’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses).

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Return of capital portion of distributions received	87%	87%
Return of capital — attributable to net realized gains (losses)	$6,476	$13,401
Return of capital — attributable to net change in unrealized gains (losses)	43,052	81,137

Total return of capital	$49,528	$94,538

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the six months ended May 31, 2012, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Company holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of premiums are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Company receives paid-in-kind dividends in the form of additional units from its investment in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from Penn Virginia Resource Partners, L.P. (“PVR”) in a private investment in public equity (“PIPE investment”) transaction, the Company was entitled to the distribution paid to unitholders of record on May 8, 2012, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PVR units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three and six months ended May 31, 2012, the Company received the following paid-in-kind dividends.

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Buckeye Partners, L.P. (Class B Units)	$897	$1,777
Crestwood Midstream Partners LP (Class C Units)	567	1,114
Enbridge Energy Management, L.L.C.	1,150	2,334
Kinder Morgan Management, LLC	4,783	9,122
Penn Virginia Resource Partners, L.P.	729	729

Total paid-in-kind dividends	$8,126	$15,076

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Company includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Company’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

K. Partnership Accounting Policy — The Company records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

L. Federal and State Income Taxation — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

FASB Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2012, the Company did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

M. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in short term interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

N.  Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Fair	Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU 2011-04 did not have an impact on the measurement of fair value for the Company’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describes the valuation process (ii) discloses quantitative information about unobservable inputs and (iii) provides a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at May 31, 2012 and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$3,895,911	$3,750,036	$—	$145,875
Debt investments	52,523	—	52,523	—

Total assets at fair value	$3,948,434	$3,750,036	$52,523	$145,875

Liabilities at Fair Value
Call option contracts written	$5	$—	$5	$—

For the six months ended May 31, 2012, there were no transfers between Level 1 and Level 2.

As of May 31, 2012, the Company had senior unsecured notes outstanding with aggregate principal amount of $890,000 and 14,960,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $374,000. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock.

Of the $374,000 of mandatory redeemable preferred stock, Series D ($100,000 liquidation value) and Series E ($120,000 liquidation value) are publicly traded on the New York Stock Exchange (NYSE). As a result, the Company categorizes these series of mandatory redeemable preferred stock as Level 2. The remaining three series of preferred stock — the Series A, B and C mandatory redeemable preferred stock ($154,000 liquidation value) — and all of the senior unsecured notes were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system.

As such, the Company categorizes all of the senior unsecured notes ($890,000 principal amount) and Series A, B and C of the mandatory redeemable preferred stock ($154,000 liquidation value) as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records these instruments on its Statement of Assets and Liabilities at carrying value, and as of May 31, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior unsecured notes	$890,000	$935,000
Mandatory redeemable preferred stock	$374,000	$389,200

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2012.

Three Months Ended May 31, 2012	Equity Investments
Balance — February 29, 2012	$127,865
Purchases	28,000
Issuances	2,194
Transfers out	—
Realized gains(losses)	—
Unrealized losses, net	(12,184)

Balance — May 31, 2012	$145,875

Six Months Ended May 31, 2012	Equity Investments
Balance — November 30, 2011	$164,129
Purchases	28,000
Issuances	3,621
Transfers out	(40,711)
Realized gains (losses)	—
Unrealized losses, net	(9,164)

Balance — May 31, 2012	$145,875

The $12,184 and $9,164 of unrealized losses presented in the tables above for the three and six months ended May 31, 2012 relate to investments that are still held at May 31, 2012, and the Company includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $28,000 for the three and six months ended May 31, 2012 relate to the Company’s investment in Penn Virginia Resource Partners, L.P. The issuances of $2,194 and $3,621 for three and six months ended May 31, 2012 relate to additional units received from Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units) and Penn Virginia Resource Partners, L.P. The Company’s investments in the common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the six months ended May 31, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

investment. Typically, the Company’s analysis focuses on the ratio of enterprise value to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is commonly referred to as an EV/EBITDA multiple and the ratio of equity market value to distributable cash flow (“DCF”) which is commonly referred to as a EMV/DCF multiple. For example if a portfolio company’s enterprise value was seven times larger than its current or projected EBITDA, the company has an EV/EBITDA multiple of 7x. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of liquidity in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such investment. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated DCF of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Company’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on expected operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates may result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of May 31, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$95,817	- Discount to publicly traded	- Initial discount	9.8%	15.3%	12.4%
public companies		securities
(PIPE)			- Initial restricted period	90 days	957 days	623 days

Equity securities of	50,058	- Public company analysis	- Selected valuation multiples:
private companies(1) –			EV / 2012E EBITDA	18.5x	20.5x	19.5x
common units / common equity			EV / 2013E EBITDA	15.0x	17.0x	16.0x
			- Discount for size and liquidity	15.0%	20.0%	17.5%
		- M&A company analysis	- Selected EV / EBITDA multiples	15.0x	17.0x	16.0x
		- Discounted cash flow	- Equity rate of return	18.0%	25.0%	20.3%

Total	$145,875

(1)	Includes the Company’s interest ($2,520 at May 31, 2012) in the Clearwater Trust consisting of a coal royalty interest.

4. Concentration	of Risk

The Company’s investment objective is to obtain a high after-tax total return by investing at least 85% of our total assets in public and private investments in MLPs and other Midstream Energy Companies. Under normal circumstances, the Company intends to invest at least 80% of its total assets in MLPs, which are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Company is derived from investment in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may invest up to 15% of its total assets in any single issuer and a decline in value of the securities of such an issuer could significantly impact the net asset value of the Company. The Company may invest up to 20% of its total assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

5. Agreements	and Affiliations

A. Administration Agreement — The Company has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Company. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services,

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

KAFA receives a management fee from the Company. On June 14, 2011, the Company renewed its agreement with KAFA for a period of one year, which expires on December 11, 2012. The agreement may be renewed annually upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the six months ended May 31, 2012, the Company paid management fees at an annual rate of 1.375% of average total assets.

For purposes of calculating the management fee, the Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partner has no rights with respect to influencing the management of the partnership such as through participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company does not believe that many of the particular limited partnership interests in which it invests should be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

“control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of May 31, 2012, the Company believes that MarkWest Energy Partners, L.P. and Penn Virginia Resource Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Clearwater Trust — At May 31, 2012, the Company held approximately 63% of the Clearwater Trust. The Company believes that it is an “affiliate” of the trust under the 1940 Act by virtue of its majority interest in the trust.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Company does not believe it is an affiliate of PNG based on the current facts and circumstances.

6. Income	Taxes

Deferred income taxes reflect (i) taxes on net unrealized gains, which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. Components of the Company’s deferred tax assets and liabilities as of May 31, 2012 are as follows:

Deferred tax assets:
Net operating loss carryforwards — Federal	$48,811
Net operating loss carryforwards — State	4,119
Other	105
Deferred tax liabilities:
Net unrealized gains on investment securities, interest rate swap contracts and option contracts	(525,431)
Basis reductions resulting from estimated return of capital	(20,247)

Total deferred tax liability, net	$(492,643)

At May 31, 2012, the Company had federal net operating loss carryforwards of $143,893 (deferred tax asset of $48,811). Realization of the deferred tax assets and net operating loss carryforwards are dependent, in part, on generating sufficient taxable income prior to expiration of the loss carryforwards. If not utilized, $12,962, $52,182, $26,118, $33,413 and $19,217 of the net operating loss carryforward will expire in 2026, 2027, 2028, 2029 and 2030, respectively. In addition, the Company has state net operating loss carryforwards of $133,860

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(deferred tax asset of $4,119). These state net operating loss carryforwards begin to expire in 2012 through 2030. During the six months ended May 31, 2012, $3,134 of distributions from MLPs were treated as capital gains as a result of the cost basis, for federal income tax purposes, of the related securities being reduced to zero.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to nineteen years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes for the three and six months ended May 31, 2012 , as follows:

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Computed federal income tax at 35%	$(146,035)	$3,598
State income tax, net of federal tax	(8,269)	353
Non-deductible distributions on mandatory redeemable preferred stock and other	1,341	2,586

Total income tax expense (benefit)	$(152,963)	$6,537

At May 31, 2012, the cost basis of investments for federal income tax purposes was $2,529,468. The cost basis of investments includes a $150,081 reduction in basis attributable to the Company’s portion of the allocated losses from its MLP investments. At May 31, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$1,457,088
Gross unrealized depreciation of investments	(38,063)

Net unrealized appreciation of investments	$1,419,025

7. Restricted	Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At May 31, 2012, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000’s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments (1)
Buckeye Partners, L.P. Class B Units	(2)	(3)	883	45,006	$38,721	$43.83	1.8%	1.0%
Clearwater Trust Trust Interest	(4)	(5)	1	3,266	2,520	n/a	0.1	0.1
Crestwood Midstream Partners LP Class C Units	(2)	(3)	1,154	26,007	27,249	23.61	1.2	0.7
Penn Virginia Resource Partners, L.P. Common Units	5/15/12	(3)	1,401	28,000	29,847	21.30	1.4	0.7
Plains All American GP LLC(6) Common Units	(2)	(5)	24	32,394	47,538	1,957	2.2	1.2

Total				$134,673	$145,875		6.7%	3.7%

Level 2 Investments (7)
Senior Notes EP Energy LLC	4/10/12	(5)	$4,250	$4,250	$4,362	n/a	0.2%	0.1%

Total of all restricted securities				$138,923	$150,237		6.9%	3.8%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Securities acquired at various dates during the six months ended May 31, 2012 and/or in prior years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	On September 28, 2010, the Bankruptcy Court finalized the plan of reorganization of Clearwater Natural Resources, LP (“Clearwater”). As part of the plan of reorganization, the Company received an interest in the Clearwater Trust consisting of cash and a coal royalty interest as consideration for its unsecured loan to Clearwater. See Note 5 — Agreements and Affiliations.

(5)	Unregistered security of a private company or trust.

(6)	In determining the fair value for Plains All American GP, LLC (“PAA GP”), the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on PAA GP’s board of directors (see Note 5 — Agreements and Affiliations for more detail). Certain private investment funds managed by KACALP may value its investment in PAA GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(7)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Company. The total number of outstanding options at May 31, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2012 were as follows:

Three Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding at February 29, 2012	1,000	$88
Options written	9,800	929
Options subsequently repurchased(1)	(8,200)	(830)
Options exercised	(600)	(45)
Options expired	(1,000)	(78)

Options outstanding at May 31, 2012(2)	1,000	$64

(1)	The price at which the Company subsequently repurchased the options was $259 which resulted in a net realized gains of $571.

(2)	The percentage of total investments subject to call options written was 0.1% at May 31, 2012.

Six Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2011	1,119	$121
Options written	19,850	2,024
Options subsequently repurchased(1)	(13,311)	(1,413)
Options exercised	(5,658)	(590)
Options expired	(1,000)	(78)

Options outstanding at May 31, 2012	1,000	$64

(1)	The price at which the Company subsequently repurchased the options was $486, which resulted in a realized gain of $927.

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of May 31, 2012, the Company did not have any interest rate swap contracts outstanding.

During the fiscal second quarter, the Company entered into interest rate swap contracts ($150,000 notional amount) in anticipation of the private placements of senior unsecured notes. On April 17, 2012, these interest rate swap contracts were terminated in conjunction with the pricing of the private placements, and resulted in a $2,606 realized loss.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table sets forth the fair value of the Company’s derivative instruments on the Statement of Assets and Liabilities.

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2012
Call options	Call option contracts written	$(5)

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations.

		For the Three Months Ended May 31, 2012
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$649	$21
Interest rate swap contracts	Interest rate swap contracts	(2,606)	—

		$(1,957)	$21

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Six Months Ended May 31, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,005	$(34)
Interest rate swap contracts	Interest rate swap contracts	(2,606)	—

		$(1,601)	$(34)

9. Investment	Transactions

For the six months ended May 31, 2012, the Company purchased and sold securities in the amounts of $863,108 and $394,065 (excluding short-term investments and options), respectively.

10.	Credit Facility

At May 31, 2012, the Company had a $200,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During the fiscal second quarter, the Company increased the size of its Credit Facility from $175,000 to $200,000 by adding a new lender to the syndicate. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Company’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. The Company will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2012, the average amount outstanding under the Credit Facility was $60,858 with a weighted average interest rate of 2.26%. As of May 31, 2012, the Company had $9,000 outstanding under the Credit Facility at an interest rate of 1.99%.

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

11. Senior	Unsecured Notes

At May 31, 2012, the Company had $890,000, aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. On May 3, 2012, the Company completed a private placement of $175,000 of Senior Notes. Net proceeds from such offerings were used to repay borrowings under the Company’s Credit Facility, to refinance the Series I Senior Notes, to make new portfolio investments and for general corporate purposes.

The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding, November 30, 2011	Principal Redeemed(1)	Principal Issued	Principal Outstanding, May 31, 2012	Estimated Fair Value May 31, 2012	Fixed/Floating Interest Rate	Maturity
I	$60,000	$60,000	$—	$—	$—	5.847%	6/19/12
K	125,000	—	—	125,000	133,200	5.991%	6/19/13
M	60,000	—	—	60,000	64,300	4.560%	11/4/14
N	50,000	—	—	50,000	50,300	3-month LIBOR + 185 bps	11/4/14
O	65,000	—	—	65,000	69,500	4.210%	5/7/15
P	45,000	—	—	45,000	44,900	3-month LIBOR + 160 bps	5/7/15
Q	15,000	—	—	15,000	15,600	3.230%	11/9/15
R	25,000	—	—	25,000	26,500	3.730%	11/9/17
S	60,000	—	—	60,000	65,600	4.400%	11/9/20
T	40,000	—	—	40,000	43,700	4.500%	11/9/22
U	60,000	—	—	60,000	59,400	3-month LIBOR + 145 bps	5/26/16
V	70,000	—	—	70,000	74,200	3.710%	5/26/16
W	100,000	—	—	100,000	109,800	4.380%	5/26/18
X	—	—	14,000	14,000	14,000	2.460%	5/3/15
Y	—	—	20,000	20,000	20,100	2.910%	5/3/17
Z	—	—	15,000	15,000	15,200	3.390%	5/3/19
AA	—	—	15,000	15,000	15,300	3.560%	5/3/20
BB	—	—	35,000	35,000	35,700	3.770%	5/3/21
CC	—	—	76,000	76,000	77,700	3.950%	5/3/22

	$775,000	$60,000	$175,000	$890,000	$935,000

(1)	On May 3, 2012, the Series I Senior Notes ceased to be deemed outstanding following the Company’s irrevocable deposit of $60,000 (plus interest) with the Senior Notes paying agent.

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. During the six months ended May 31, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.20%.

As of May 31, 2012, each series of Senior Notes were rated “AAA” by FitchRatings and series K, M, and N Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”. The Company is required to maintain a current rating from one rating agency with respect to each series of Senior Notes. See Note 14 — Subsequent Events for information on Moody’s ratings.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Senior

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Company. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Company’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At May 31, 2012, the Company was in compliance with all covenants under the Senior Notes agreements.

12. Preferred	Stock

At May 31, 2012, the Company had 14,960,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $374,000 ($25.00 per share). On March 21, 2012, the Company completed a public offering of 4,800,000 shares of Series E mandatory redeemable preferred stock at a price of $25.00 per share. Net proceeds from the offering were approximately $117,400. The net proceeds of the preferred stock offering were used to repay borrowings under the Credit Facility and to redeem $6,000 of Series A mandatory redeemable preferred stock at 108% of par value ($480 of dividend premium paid). The Company recognized $64 of expense for the write-off of issuance costs associated with this redemption.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

Series	Liquidation Value November 30, 2011	Liquidation Value Shares Redeemed	Liquidation Value Shares Issued	Liquidation Value May 31, 2012	Estimated Fair Value May 31, 2012	Rate	Maturity Redemption Date
A	$110,000	$6,000	$—	$104,000	$112,500	5.57%	5/7/17
B	8,000	—	—	8,000	8,300	4.53%	11/9/17
C	42,000	—	—	42,000	44,400	5.20%	11/9/20
D(1)	100,000	—	—	100,000	101,360	4.95%	6/1/18
E(2)	—	—	120,000	120,000	122,640	4.25%	4/1/19

	$260,000	$6,000	$120,000	$374,000	$389,200

(1)	Series D mandatory redeemable preferred shares are publicly traded on the New York Exchange (NYSE) under the symbol “KYNPRD”. The fair value is based on the price of $25.34 as of May 31, 2012.

(2)	Series E mandatory redeemable preferred shares are publicly traded on the New York Exchange (NYSE) under the symbol “KYNPRE”. The fair value is based on the price of $25.55 on May 31, 2012.

Holders of the series A, B and C mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30). Holders of the series D and E mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day of each month.

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Company’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the

KAYNE ANDERSON MLP INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

	Series A, B and C	Series D and E
Rating as of May 31, 2012 (FitchRatings)	“AA”	“AA”
Ratings Threshold	“A”	“A”
Method of Determination	Lowest Credit Rating	Highest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.75% to 4.0%

The mandatory redeemable preferred stock rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Company.

At May 31, 2012, the Company was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13. Common	Stock

At May 31, 2012, the Company has 184,800,000 shares of common stock authorized and 83,060,342 shares outstanding. As of that date, KACALP owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2012 were as follows:

Shares outstanding at November 30, 2011	75,130,209
Shares issued through reinvestment of distributions	430,133
Shares issued in connection with offerings of common stock(1)	7,500,000

Shares outstanding at May 31, 2012	83,060,342

(1)	On February 29, 2012, the Company sold 7,500,000 shares of common stock at a price of $31.51 per share. The public offering was completed on March 5, 2012 and the net proceeds of $226,513 were used by the Company to make additional portfolio investments that are consistent with the Company’s investment objective, and for general corporate purposes.

14. Subsequent	Events

On June 13, 2012, the Company declared its quarterly distribution of $0.5275 per common share for the fiscal second quarter for a total quarterly distribution payment of $43,814. The distribution was paid on July 13, 2012 to common stockholders of record on July 5, 2012. Of this total, pursuant to the Company’s dividend reinvestment plan, $5,293 was reinvested into the Company through the issuance of 181,531 shares of common stock.

On July 2, 2012, the Company requested that Moody’s withdraw its ratings of the Company’s Series K, M and N Senior Notes. As of July 30, 2012, Moody’s has not responded to the Company’s request to withdraw the ratings.

On July 7, 2012, Moody’s downgraded the Company’s Series K, M and N Senior Notes from “Aa1” to “A1”. The Company does not believe that the downgrades will have a material impact on the Company.

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MLP INVESTMENT COMPANY (“KYN”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYN chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KYN share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MLP INVESTMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KYN

What we do
How does KYN protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KYN has adopted internal policies to protect your non-public personal information.

How does KYN collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KYN does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KYN does not jointly market.

Other important information
None.

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson MLP Investment Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the

KAYNE ANDERSON MLP INVESTMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 27, 2004

Amended: December 13, 2005

Amended: March 12, 2009

KAYNE ANDERSON MLP INVESTMENT COMPANY

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863/MLP-FUND;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863/MLP-FUND, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Company also makes its Forms  N-Q available on its website at http://www.kaynefunds.com.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 21, 2012, the Company’s board of directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 5% of the Company’s total assets to be invested in unrated debt securities. The revised policy allows 5% of the Company’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B -” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies.

The revised policy related to debt securities was effective July 1, 2012 as follows:

The Company may invest up to 20% of its total assets in debt securities of MLPs and other Midstream Energy Companies, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”) rated, at the time of investment, at least “B3” by Moody’s Investors Service, Inc., “B-” by Standard & Poor’s or FitchRatings, comparably rated by another rating agency or, if unrated, determined by Kayne Anderson to be of comparable quality. In addition, up to one-quarter of its permitted investments in debt securities (or up to 5% of its total assets) may be invested in unrated debt securities or debt securities that are rated less than “B-” / “B3” of public or private companies.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

KAYNE ANDERSON MLP INVESTMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 13, 2012, the Company held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of April 24, 2012 (the “Record Date”), the Company had 83,060,342 outstanding shares of common stock and 14,960,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 87,607,922 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Steven C. Good and Kevin S. McCarthy as Class II directors, each to serve for a term of three years until the Company’s 2015 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Good requires the affirmative vote of the holders of a majority of the Company’s mandatory redeemable preferred stock outstanding and entitled to be cast for the election. On this matter, 10,506,507 shares were cast in favor and 652,738 shares withheld authority in the election of Mr. Good.

The election of Mr. McCarthy required the affirmative vote of the holders of a majority of shares of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 84,544,086 shares were cast in favor and 3,063,836 shares withheld authority in the election of Mr. McCarthy.

As a result of the vote on this matter, Mr. Good and Mr. McCarthy were each elected to serve as director of the Company for a three-year term.

Anne K. Costin and William H. Shea, Jr. continued as directors with terms expiring on the date of the Company’s 2013 annual meeting of stockholders. Gerald I. Isenberg continued as a director with a term expiring on the date of the Company’s 2014 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2012.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 86,872,060 shares were cast in favor, 447,669 shares were cast against, 288,185 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(iii)	The approval of a proposal to authorize the Company to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Company’s 2013 annual meeting of stockholders. Approval of this proposal required both of the following:

a. The affirmative vote of a majority of all holders of the Company’s common stock on the records of the Company’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”). For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes against this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker.

KAYNE ANDERSON MLP INVESTMENT COMPANY

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

With respect to this requirement, out of 43 total Registered Common Stockholders, 25 voted in favor, 2 voted against, 1 holder abstained, and there were no broker non-votes

b. The affirmative vote of a majority of the votes cast by the holders of the Company’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”). For the purposes of the Majority Stockholder Vote, abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on the outcome.

With respect to this requirement, 30,479,858 shares were cast in favor, 3,128,508 shares were cast against, 640,458 shares abstained, and there were 53,359,098 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

37

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

38

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MLP INVESTMENT COMPANY

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 30, 2012	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

39

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.